UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020 (November 3, 2020)

WILSON BANK HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Tennessee	000-20402	62-1497076
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

623 West Main Street
Lebanon, Tennessee		37087
(Address of principal executive offices)		(Zip Code)

(615) 444-2265
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On November 3, 2020, the Board of Directors (the “Board”) of Wilson Bank Holding Company, a Tennessee corporation (the “Company”), elected Deborah Varallo to the Board as a Class II director. Ms. Varallo’s initial term will expire at the Company’s annual meeting of shareholders in 2021, at which time it is expected that her nomination as a Class II director will be submitted to a vote of the Company’s shareholders. Ms. Varallo has also been elected as a director of the Company’s wholly-owned subsidiary Wilson Bank & Trust (the “Bank”). She has not been appointed as a member of any committee of the Board or of the board of directors of the Bank at this time. There are no arrangements or understandings between Ms. Varallo and any other persons pursuant to which she was selected as a director. Additionally, there are no transactions involving the Company and Ms. Varallo that the Company would be required to report pursuant to Item 404(a) of Regulation S-K.

Ms. Varallo, age 68, Deborah Varallo founded Varallo Public Relations, a full-service marketing, social media, public relations and crisis management firm in 1991. A resident of Old Hickory, Tennessee, she is president-elect of the International Women’s Forum – Tennessee Chapter. Ms. Varallo also serves on the boards for Nashville State Community College Foundation, Cumberland Region Tomorrow, Catholic Business League and Tennessee State Fair Association, and was recently appointed to Metro Nashville’s Small Business Task Force, and as an Ambassador Board Member for Project C.U.R.E. and Advisor for the Center for Nonprofit Management’s Development Committee.

In connection with her appointment to the Board and the board of directors of the Bank, Ms. Varallo will be compensated in the same manner as the Company’s and the Bank’s other non-employee directors, which is described under the caption “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 27, 2020, and currently includes a mixture of a monthly cash retainer and cash paid for board and committee meetings attended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILSON BANK HOLDING COMPANY

	By:	/s/ John C. McDearman III
John C. McDearman III
President/Chief Executive Officer

Date: November 9, 2020